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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 1, 2005

                             METAL MANAGEMENT, INC.
                             ----------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           DELAWARE                      0-14836                       94-2835068
-------------------------------  ------------------------  ---------------------------------
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)  (IRS EMPLOYER IDENTIFICATION NO.)
        INCORPORATION)

500 N. DEARBORN STREET, SUITE 405, CHICAGO, IL                  60610
-------------------------------------------------  -----------------------------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

                                 (312) 645-0700
             -------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
         ---------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On March 1, 2005, Metal Management, Inc. (the "Company"), certain subsidiaries of the Company specified therein, the lenders party thereto and LaSalle Bank National Association, in its capacity as agent for the lenders, entered into a First Amendment to Credit Agreement, which amends the Credit Agreement dated as of June 28, 2004 among those parties. Among other things, this amendment (i) permitted the Company to invest in a new joint venture, (ii) increased the amount of restricted payments the Company is permitted to pay, and
(iii) added a new category of bank accounts which the Company is permitted, subject to certain limitations, to maintain.

      The foregoing description of the amendment to the credit agreement does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is filed as Exhibit 4.1 hereto and incorporated into
Item 1.01 of this Form 8-K by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

            4.1 First Amendment to Credit Agreement, dated as of March 1, 2005, among Metal Management, Inc. and certain subsidiaries of Metal Management, Inc. specified therein, as borrowers, the lenders party thereto and LaSalle Bank National Association, in its capacity as agent for the lenders.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  METAL MANAGEMENT, INC.

DATE: March 3, 2005       By: /s/ Robert C. Larry
                              --------------------------------------------------
                              Robert C. Larry
                              Executive Vice President, Finance, Chief Financial Officer, Treasurer and Secretary

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                             METAL MANAGEMENT, INC.

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION

4.1 First Amendment to Credit Agreement, dated as of March 1, 2005, among Metal Management, Inc. and certain subsidiaries of Metal Management, Inc. specified therein, as borrowers, the lenders party thereto and LaSalle Bank National Association, in its capacity as agent for the lenders.